UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS

May 1, 2024

FLEXIBLE SOLUTIONS® VUL (2018)

VARIABLE LIFE INSURANCE POLICY

Issued by The Guardian Insurance & Annuity Company, Inc.

Separate Account N

The prospectus for the Flexible Solutions® VUL (2018), an individual variable life insurance policy with an index-linked interest option offered by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our), contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://Guardianlife.onlineprospectus.net/Guardianlife/fs_vul2018/?ctype=product_prospectus. You can also obtain this information at no cost by calling 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com

Additional general information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved the Policy or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Special Terms Used in This Prospectus

Some of the special terms used in this prospectus are defined below. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Alternate Net Cash Surrender Value

For Policies with the Alternate Net Cash Surrender Value Rider, this is the Net Cash Surrender Value plus a percentage of the total of all premium loads, administrative charges, and per $1,000 charges we have deducted and plus a percentage of the applicable surrender charge from the date of issue of your Policy up to and including the date the Alternate Net Cash Surrender Value is calculated. Beginning with Policy Month 84, the Alternate Net Cash Surrender Value equals the Net Cash Surrender Value.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus non-tobacco (NT) risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will process on and as of the next following Business Day unless otherwise specified.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured plus any inforce Policy Segments in effect on the date of determination.

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Fund(s) (Portfolio Company(ies)

The open-end management investment companies, each corresponding to a variable investment option.

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Test

A test that, if satisfied, protects your Policy from lapse when you have an in- force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Indexed Option definitions can be found in “The Indexed Option.”

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued by GIAC.

Lien Amount

The sum of EAB rider distributions plus capitalized carrying charges less any Lien repayments.

Lien or Liens

The unpaid Lien Amount plus the accrued and unpaid carrying charges.

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayments.

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Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified, or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg A

El Paso, TX 79932

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition, if applicable. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction or Monthly Deductions

The total of the charges due and payable on each Monthly Processing Date.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

For death benefit Option 3, at issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums prior to the withdrawal decreased by the adjusted amount of the withdrawal. The adjusted amount of the withdrawal is the amount of the partial withdrawal reduced by the portion of the withdrawal, if any, that exceeds Net Accumulated Premiums on the date of the withdrawal. Loan repayments, Lien repayments, and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

On any Monthly Processing Date, the amount calculated as the Net Amount at Risk death benefit less the Policy Account Value. The Net Amount at Risk death benefit is the greater of:

•	the Face Amount, plus the Policy Account Value if Death Benefit Option 2 is in effect, or plus Net Accumulated Premiums if Death Benefit Option 3 is in effect; and

•	the Policy Account Value multiplied by the factor for the appropriate Attained Age shown in the Table of Death Benefit Factors in your Policy.

A separate Net Amount at Risk is determined for the Basic Sum Insured, Additional Sum Insured and for each Policy Segment. The Net Amount at Risk for any Policy Segment can never be less than zero.

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Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero. The amount of any Lien will be deducted from the Net Cash Surrender Value prior to paying surrender proceeds.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Test

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the indexed option, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account, or less the Loan Amount if there is an indexed loan outstanding. On a Monthly Processing Date, it is the value after subtracting the Monthly Deductions due on that date.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on the loan.

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Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Period

The period during which a surrender charge will be payable if you surrender your Policy. The Surrender Charge Period varies depending upon age of the insured when the Policy is issued or the Face Amount increased

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium for the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium for a Policy Segment is based on the insured’s Attained Age and the underwriting class for that Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

Updated Information About Your Policy

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract. There have been changes to the underlying Funds’ information in the Fees and Expenses table and Appendix A that are contained in this Summary Prospectus.

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Important Information You Should Consider About the Policy

An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

During the first 14 years, if you surrender your Policy, we may deduct a surrender charge from the Policy’s cash value. The surrender charge and Surrender Charge Period may differ based on the insured’s age at issue, sex, classification and Face Amount.

For example, a male, issue age 40 in the preferred NT underwriting class with a Policy Face Amount of $500,000 in the first Policy Year, would incur a surrender charge of $20.65 per 1,000 of Basic Sum Insured or $10,325.

Deductions and Charges
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These other charges may include sales charges on premium payments, state and federal premium tax charges on premium payments, and charges for transfers among the investment options.			Deductions and Charges
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and rating classification). You should view the specifications page of the Policy for the rates that apply to your Policy. There is also a mortality and risk expense charge, a policy charge and a fee in connection with allocations to the indexed account.

You will also bear expenses associated with the Variable Investment Options under the Policy, as shown in the following table.

Deductions and Charges
	Annual Fee	Minimum	Maximum
	Investment Options* (Porfolio Company fees and expenses)	0.10%	1.76%
* As a percentage of Fund assets.
Risks				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a Surrender Charge) and also possible Federal income tax.			Principal Risks
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., variable investment options). Each investment option (including the indexed account and the fixed-rate option) will have its own unique risks, and you should review these investment options before making an investment decision.			Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, including that any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN.			Principal Risks

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Risks		Location in Prospectus
Contract Lapse

In general, in any month that your Policy Account Value is not large enough to cover a monthly deduction (i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy fee), your Policy will be in default, and may lapse unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements or you pay additional premiums. Your Policy Account Value can be impacted by poor investment performance of the variable investment options you select. Your Policy may also lapse if Policy loans plus accrued interest reduces the Policy Account Value to zero. Additionally, insufficient premium payments, withdrawals, and policy charges (including increases in those charges) could cause the Policy to lapse and you will no longer have insurance coverage.

If your Policy has lapsed, in most states you may reinstate it within seven years after the date of lapse. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.

Principal Risks
Restrictions		Location in Prospectus
Investment

• We reserve the right to impose a charge for transfers among investment options in excess of the 12.

• We reserve the right to remove or substitute a variable investment option or limit its availability to subsequent premium payments and/or transfers of cash value.

• You may only choose to invest in a maximum of 25 of the Variable Investment Options or 24 of the Variable Investment Options and the fixed-rate option, if available, at any time.

Your Allocation Options
Optional Benefits

• Various optional benefits may be available, in the form of a rider to your Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and (iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.

Other Information – Supplemental Benefits and Riders
Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).

• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Federal Tax Considerations
Conflict of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Other Information – Distribution of the Policies
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Special Features of Your Policy – Exchanging a Policy

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Appendix A: Funds Available Under the Policy

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://Guardianlife.onlineprospectus.net/Guardianlife/fs_vul2018/?ctype=product_prospectus. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888- GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.78%	15.29%	10.25%	8.80%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	10.65%	5.86%	6.89%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.72%	10.38%	12.01%	8.31%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.52%	4.79%	1.58%	0.97%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio (Initial) Fidelity Management & Research Company and its affiliates Geode Capital Management, LLC	0.10%	26.19%	15.56%	11.92%

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			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.88%	17.86%	0.00%	0.00%
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC	0.50%	5.52%	0.00%	0.00%
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	7.41%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.82%	24.30%	13.74%	0.00%
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	41.88%	17.36%	0.00%
The fund seeks long term growth of capital.	Guardian Select Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.87%	16.30%	0.00%	0.00%
The Fund seeks to provide a high level of current income consistent with preservation of capital.	Guardian Short Duration Bond VIP Fund Park Avenue Institutional Advisers LLC	0.50%	4.09%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Small Cap Core VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	1.05%	16.95%	0.00%	0.00%
The fund seeks capital appreciation.	Guardian Small-Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	0.93%	15.97%	0.00%	0.00%

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			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.84%	20.15%	0.00%	0.00%
Seeks capital growth.	Invesco V.I. American Franchise Fund (Series II) Invesco Advisers, Inc.	1.11%	40.60%	15.88%	11.42%
Long-term growth of capital.	Invesco V.I. Core Equity Fund (Series II) Invesco Advisers, Inc.	1.05%	23.09%	12.67%	7.53%
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II ) Invesco Advisers, Inc.	0.82%	N/A	N/A	N/A
To seek to provide growth of capital.	Macquarie VIP Mid Cap Growth Series Service Class Formerly Delaware Ivy VIP Mid Cap Growth Class II Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Macquarie Investment Management Global Limited	1.10%	19.59%	14.63%	10.47%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	0.82%	42.81%	16.54%	12.21%
Seeks capital appreciation.	MFS® Investors Trust Series (Service Class) Massachusetts Financial Services Company	1.03%	18.66%	13.27%	10.00%
Seeks capital appreciation.	MFS® Research Series (Service Class) Massachusetts Financial Services Company	1.04%	22.12%	14.13%	10.55%
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio (Advisor Class) PIMCO	0.85%	5.83%	0.98%	1.61%
Current income and long-term growth of capital.	Pioneer Equity Income VCT Portfolio (Class II) Amundi Asset Management US Inc.	1.08%	7.17%	9.08%	8.16%

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			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks capital appreciation.	Putnam VT Core Equity Fund IB Putnam Investment Management, LLC. Putnam Investments Limited (PIL)	0.95%	28.08%	16.90%	11.95%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2 Shares) Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks to provide current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	11.41%	4.98%	4.38%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	20.02%	8.55%	5.09%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	20.40%	5.63%	6.48%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	11.03%	3.31%	2.48%
(1)	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

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The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated May 1, 2024. Both documents contain additional important information about the contract. The prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Updating Summary Prospectus. You may request a free copy of the SAI or submit inquiries by calling 1-888-GUARDIAN (1-888-482-7342) or by visiting us online at https://Guardianlife.onlineprospectus.net/Guardianlife/fs_vul2018/?ctype=product_sai

You may also obtain reports and other information about GIAC on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID C000200090

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